UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2025

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Medpace Way

Cincinnati, Ohio 45227

(Address of Principal Executive Offices, and Zip Code)

(513) 579-9911

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MEDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2025, Medpace Holdings, Inc. (the Company) held its 2025 Annual Meeting of Stockholders (the Annual Meeting). As further discussed below, at the Annual Meeting, the stockholders of the Company approved the Company’s 2016 Amended and Restated Incentive Award Plan (the Amended 2016 Plan). The Company’s Board of Directors had previously approved and adopted the Amended 2016 Plan, subject to stockholder approval. The Amended 2016 Plan did not increase the number of shares of the Company’s common stock authorized for issuance pursuant to the 2016 Incentive Award Plan (the Prior Plan). The main change from the Prior Plan was the extension of the expiration date to February 6, 2035.

For a description of the Amended 2016 Plan, see the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-37856), filed with the Securities and Exchange Commission on April 2, 2025. A copy of the Amended 2016 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 16, 2025, the Company held the Annual Meeting.

(b)	Stockholders voted on the matters set forth below:

Proposal 1 — Election of Directors

The following nominees were elected to the Company’s Board of Directors to serve as Class III Directors until the Company’s 2026 Annual Meeting of Stockholders based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
August J. Troendle	21,156,998	5,128,383	1,533,208
Dani S. Zander	25,858,694	426,687	1,533,208

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,200,285	600,429	17,875	—

Proposal 3 — Advisory Vote on the Compensation of our Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,918,234	1,340,033	27,114	1,533,208

Proposal 4 —Approval of the Company’s 2016 Amended and Restated Incentive Award Plan

The proposal to approve the Company’s 2016 Amended and Restated Incentive Award Plan was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,567,981	702,406	14,994	1,533,208

Proposal 5 — Advisory Vote on Stockholder Proposal

The non-binding advisory stockholder proposal regarding simple majority voting was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,210,462	8,021,457	53,462	1,533,208

(c)	Not applicable.

(d)	Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

10.1	Medpace Holdings, Inc. 2016 Amended and Restated Incentive Award Plan

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date:	May 16, 2025	By:	/s/ Stephen P. Ewald
		Name:	Stephen P. Ewald
		Title:	General Counsel and Corporate Secretary